UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 25, 2007

NATIONAL CITY CORPORATION
(Exact name of registrant as specified in its charter)

1-10074
(Commission File Number)

DELAWARE	34-1111088
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)
1900 East Ninth Street
Cleveland, Ohio 44114
(Address of principal executive offices and zip code)
(216) 222-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
National City Corporation, a Delaware corporation (the “Company”), and National City Capital Trust III, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed on May 25, 2007 the public offering of $500,000,000 aggregate principal amount of Trust Preferred Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to a Purchase Agreement dated May 18, 2007, among the Company, the Trust, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters (collectively, the “Underwriters”) named in Schedule A thereto. The Capital Securities are fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”), between the Company and The Bank of New York Trust Company, N.A., as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of $1,000,000 of its Common Securities, were invested by the Trust in the Company’s Income Capital Obligation Notes (the “ICONs”), issued pursuant to a Junior Subordinated Indenture, dated November 3, 2006, between the Company and The Bank of New York Trust Company, N.A., as supplemented by a Second Supplemental Indenture, dated May 25, 2007, between the Company and The Bank of New York Trust Company, N.A. The ICONs have a scheduled maturity date of May 25, 2047 and a final maturity date of May 25, 2067. The Capital Securities, the ICONs and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File Nos. 333-138195 and 333-138195-02).
On May 25, 2007, in connection with the closing of the Capital Securities offering, the Company entered into a Replacement Capital Covenant (the “RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not cause the redemption or repurchase of the Capital Securities or the ICONs unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. A copy of the RCC is attached as an exhibit hereto and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
1.1	Purchase Agreement, dated May 18, 2007, between the Company, the Trust, Merrill Lynch Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as Representatives of the various Underwriters.

4.1	Junior Subordinated Indenture, dated November 3, 2006, between the Company and The Bank of New York Trust Company, N.A., as Indenture Trustee.

4.2	Second Supplemental Indenture, dated May 25, 2007, between the Company and The Bank of New York Trust Company, N.A. as Indenture Trustee.

4.3	Amended and Restated Trust Agreement, dated as of May 25, 2007, by and among the Company, The Bank of New York Trust Company, N.A., as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee and the Administrative Trustees named therein.

4.4	Specimen Income Capital Obligation Note (included as part of Exhibit 4.2).

4.5	Specimen Capital Security Certificate (included as part of Exhibit 4.3).

4.6	Guarantee Agreement, dated as of May 25, 2007, between the Company and The Bank of New York Trust Company, N.A., as Guarantee Trustee.

5.1	Opinion of Richards Layton & Finger, P.A. as to the validity of the capital securities of National City Capital Trust III, dated May 25, 2007.

8.1	Opinion of Jones Day as to certain federal income tax matters, dated May 25, 2007.

23.1	Consent of Richards, Layton & Finger, P.A. (included as part of Exhibit 5.1).

99.1	Replacement Capital Covenant of the Company, dated as of May 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 25, 2007

NATIONAL CITY CORPORATION

By:	/s/ Carlton E. Langer

Name:	Carlton E. Langer
Title:	Vice President, Assistant General Counsel and
Assistant Secretary

INDEX TO EXHIBITS
1.1	Purchase Agreement, dated May 18, 2007, between the Company, the Trust, Merrill Lynch Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as Representatives of the various Underwriters.

4.1	Junior Subordinated Indenture, dated November 3, 2006, between the Company and The Bank of New York Trust Company, N.A., as Indenture Trustee.

4.2	Second Supplemental Indenture, dated May 25, 2007, between the Company and The Bank of New York Trust Company, N.A. as Indenture Trustee.

4.3	Amended and Restated Trust Agreement, dated as of May 25, 2007, by and among the Company, The Bank of New York Trust Company, N.A., as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee and the Administrative Trustees named therein.

4.4	Specimen Income Capital Obligation Note (included as part of Exhibit 4.2).

4.5	Specimen Capital Security Certificate (included as part of Exhibit 4.3).

4.6	Guarantee Agreement, dated as of May 25, 2007, between the Company and The Bank of New York Trust Company, N.A. as Guarantee Trustee.

5.1	Opinion of Richards Layton & Finger, P.A. as to the validity of the capital securities of National City Capital Trust III, dated May 25, 2007.

8.1	Opinion of Jones Day as to certain federal income tax matters, dated May 25, 2007.

23.1	Consent of Richards, Layton & Finger, P.A. (included as part of Exhibit 5.1).

99.1	Replacement Capital Covenant of the Company, dated as of May 25, 2007.